As filed with the Securities and Exchange Commission on December 30, 2011

File No. 001-35317

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

to

FORM 10

GENERAL FORM FOR REGISTRATION OF SECURITIES

Pursuant to Section 12(b) or (g) of The Securities Exchange Act of 1934

ATLAS RESOURCE PARTNERS, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	45-3591625
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

Park Place Corporate Center One 1000 Commerce Drive, 4th Floor Pittsburgh, Pennsylvania	15275
(Address of Principal Executive Offices)	(Zip Code)

(800) 251-0171

(Registrant’s telephone number, including area code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Common Units representing Limited Partner Interests	New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act

None

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☑ (Do not check if a smaller reporting company)	Smaller reporting company	☐

INFORMATION REQUIRED IN REGISTRATION STATEMENT

CROSS-REFERENCE SHEET BETWEEN INFORMATION STATEMENT AND

ITEMS OF FORM 10

Our information statement is filed as Exhibit 99.1 to this Form 10. For your convenience, we have provided below a cross-reference sheet identifying where the items required by Form 10 can be found in our information statement.

Item No.	Caption	Location in Information Statement
Item 1.	Business	See “Information Statement Summary,” “Risk Factors,” “The Separation and Distribution,” “Capitalization,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Business,” “Certain Relationships and Related Transactions” and “Where You Can Find More Information”

Item 1A.	Risk Factors	See “Risk Factors”

Item 2.	Financial Information	See “Information Statement Summary,” “Capitalization,” “Summary Historical and Unaudited Pro Forma Condensed Combined Financial Information,” “Index to Financial Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”

Item 3.	Properties	See “Business—Natural Gas and Oil Leases”

Item 4.	Security Ownership of Certain Beneficial Owners and Management	See “Security Ownership of Management, Directors and Principal Unitholders”

Item 5.	Directors and Executive Officers	See “Management”

Item 6.	Executive Compensation and Related Party Transactions	See “Management” and “Certain Relationships and Related Transactions”

Item 7.	Certain Relationships and Related Transactions and Director Independence	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Management,” “Management—Composition of the Board of Directors of our General Partner,” “Management—Committees of the Board of Directors of our General Partner” and “Certain Relationships and Related Transactions”

Item 8.	Legal Proceedings	See “Business—Legal Proceedings”

Item 9.	Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters	See “Information Statement Summary,” “The Separation and Distribution,” “Capitalization” and “Cash Distribution Policy”

Item 10.	Recent Sales of Unregistered Securities

On October 13, 2011, in connection with the formation of Atlas Resource Partners, L.P., we issued (i) the 2% general partner interest in us to Atlas Resource Partners GP, LLC for $20 and (ii) the 98% limited partner interest in us to Atlas Energy, L.P. for $980, in each case, in an offering exempt from registration under Section 4(2) of the U.S. Securities Act of 1933, as amended.

There have been no other sales of unregistered securities within the past three years.

Item No.	Caption	Location in Information Statement
Item 11.	Description of Registrant’s Securities to be Registered	See “The Separation and Distribution,” “Cash Distribution Policy” and “Description of Our Common Units”

Item 12.	Indemnification of Directors and Officers	See “Management” and “Our Partnership Agreement—Indemnification”

Item 13.	Financial Statements and Supplementary Data	See “Summary Historical and Unaudited Pro Forma Condensed Combined Financial Information” and “Index to Financial Statements” and the statements referenced therein

Item 14.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	Not applicable

Item 15.	Financial Statements and Exhibits	See “Summary Historical and Unaudited Pro Forma Condensed Combined Financial Information” and “Index to Financial Statements” and the statements referenced therein

(a)	List of Financial Statements and Schedules.

The following financial statements are included in the information statement and filed as part of this Registration Statement on Form 10:

(1) Summary Historical and Unaudited Pro Forma Condensed Combined Financial Information of Atlas Resource Partners, L.P.; and

(2) Financial Statements, including Report of Independent Registered Public Accounting Firm

(b)	Exhibits.

The following documents are filed as exhibits hereto:

Exhibit Number	Exhibit Description
2.1	Form of Separation and Distribution Agreement by and among Atlas Energy, L.P., Atlas Energy GP, LLC, Atlas Resource Partners GP, LLC and Atlas Resource Partners, L.P.**

3.1	Certificate of Limited Partnership of Atlas Resource Partners, L.P.*

3.2	Form of Amended and Restated Limited Partnership Agreement of Atlas Resource Partners, L.P. (included as Annex A to the Information Statement filed as Exhibit 99.1 to this Registration Statement)

3.3	Certificate of Formation of Atlas Resource Partners GP, LLC.*

3.4	Form of Amended and Restated Limited Liability Company Agreement of Atlas Resource Partners GP, LLC.**

10.1	Pennsylvania Operating Services Agreement dated as of February 17, 2011 between Chevron North America Exploration and Production (f/k/a Atlas Energy, Inc.), Atlas Energy, L.P. (f/k/a Atlas Pipeline Holdings, L.P.) and Atlas Resources, LLC. Specific terms in this exhibit have been redacted, as marked by three asterisks (***), because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission. Exhibit 10.1 is incorporated by reference to Exhibit 10.10 of Atlas Energy, L.P.’s Quarterly Report on Form 10-Q, filed on May 16, 2011.

10.2	Petro-Technical Services Agreement, dated as of February 17, 2011 between Chevron North America Exploration and Production (f/k/a Atlas Energy, Inc.) and Atlas Energy, L.P. (f/k/a Atlas Pipeline Holdings, L.P.). Specific terms in this exhibit have been redacted, as marked by three asterisks (***), because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission. Exhibit 10.2 is incorporated by reference to Exhibit 10.11 of Atlas Energy, L.P.’s Quarterly Report on Form 10-Q, filed on May 16, 2011.

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Exhibit Number	Exhibit Description
10.3	Base Contract for Sale and Purchase of Natural Gas dated as of November 8, 2010 between Chevron Natural Gas, a division of Chevron U.S.A. Inc. and Atlas Resources, LLC, Viking Resources, LLC, and Resource Energy, LLC. Specific terms in this exhibit have been redacted, as marked by three asterisks (***), because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission. Exhibit 10.3 is incorporated by reference to Exhibit 10.12(a) of Atlas Energy, L.P.’s Quarterly Report on Form 10-Q, filed on May 16, 2011.

10.4	Amendment No. 1 to the Base Contract for Sale and Purchase of Natural Gas dated as of November 8, 2010 between Chevron Natural Gas, a division of Chevron U.S.A. Inc. and Atlas Resources, LLC, Viking Resources, LLC, and Resource Energy, LLC, dated as of January 6, 2011. Exhibit 10.4 is incorporated by reference to Exhibit 10.12(b) of Atlas Energy, L.P.’s Quarterly Report on Form 10-Q, filed on May 16, 2011.

10.5	Amendment No. 2 to the Base Contract for Sale and Purchase of Natural Gas dated as of November 8, 2010 between Chevron Natural Gas, a division of Chevron U.S.A. Inc. and Atlas Resources, LLC, Viking Resources, LLC, and Resource Energy, LLC, dated as of February 2, 2011. Specific terms in this exhibit have been redacted, as marked by three asterisks (***), because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission. Exhibit 10.5 is incorporated by reference to Exhibit 10.12(c) of Atlas Energy, L.P.’s Quarterly Report on Form 10-Q, filed on May 16, 2011.

10.6	Transaction Confirmation, Supply Contract No. 0001, under Base Contract for Sale and Purchase of Natural Gas dated as of November 8, 2010 between Chevron Natural Gas, a division of Chevron U.S.A. Inc. and Atlas Resources, LLC, Viking Resources, LLC, and Resource Energy, LLC, dated February 17, 2011. Specific terms in this exhibit have been redacted, as marked by three asterisks (***), because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission. Exhibit 10.6 is incorporated by reference to Exhibit 10.13 of Atlas Energy, L.P.’s Quarterly Report on Form 10-Q, filed on May 16, 2011.

10.7	Gas Gathering Agreement for Natural Gas on the Legacy Appalachian System dated as of June 1, 2009 between Laurel Mountain Midstream, LLC and Atlas America, LLC, Atlas Energy Resources, LLC, Atlas Energy Operating Company, LLC, Atlas Noble, LLC, Resource Energy, LLC, Viking Resources, LLC, Atlas Pipeline Partners, L.P. and Atlas Pipeline Operating Partnership, L.P. Specific terms in this exhibit have been redacted, as marked by three asterisks (***), because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission. Exhibit 10.7 is incorporated by reference to Exhibit 10.14 of Atlas Energy, L.P.’s Quarterly Report on Form 10-Q, filed on May 16, 2011.

10.8	Gas Gathering Agreement for Natural Gas on the Expansion Appalachian System dated as of June 1, 2009 between Laurel Mountain Midstream, LLC and Atlas America, LLC, Atlas Energy Resources, LLC, Atlas Energy Operating Company, LLC, Atlas Noble, LLC, Resource Energy, LLC, Viking Resources, LLC, Atlas Pipeline Partners, L.P. and Atlas Pipeline Operating Partnership, L.P. Specific terms in this exhibit have been redacted, as marked by three asterisks (***), because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission. Exhibit 10.8 is incorporated by reference to Exhibit 10.15 of Atlas Energy, L.P.’s Quarterly Report on Form 10-Q, filed on May 16, 2011.

10.9	Form of 2012 Long-Term Incentive Plan of Atlas Resource Partners, L.P.*

10.10	Non-Competition and Non-Solicitation Agreement, by and between Chevron Corporation and Edward E. Cohen, dated as of November 8, 2010. Exhibit 10.10 is incorporated by reference to Exhibit 99.2 of Atlas Energy, L.P.’s Current Report on Form 8-K, filed on November 12, 2010.

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Exhibit Number	Exhibit Description
10.11	Non-Competition and Non-Solicitation Agreement, by and between Chevron Corporation and Jonathan Z. Cohen, dated as of November 8, 2010. Exhibit 10.11 is incorporated by reference to Exhibit 99.3 of Atlas Energy, L.P.’s Current Report on Form 8-K, filed on November 12, 2010.

21.1	Subsidiaries of Atlas Resource Partners, L.P.*

99.1	Information Statement of Atlas Resource Partners, L.P., preliminary and subject to completion, dated December 1, 2011**

99.2	Summary Reserve Report of Wright & Company, Inc.*

*	Previously filed
**	Filed herewith

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SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

ATLAS RESOURCE PARTNERS, L.P.

By:	Atlas Resource Partners GP, LLC, its general partner

By:	Atlas Energy, L.P., its sole member

By:	Atlas Energy GP, LLC, its general partner

By:	/s/ Jonathan Z. Cohen
Name: Jonathan Z. Cohen
Title: Chairman of the Board

Dated: December 30, 2011

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EXHIBIT INDEX

Exhibit Number	Exhibit Description
2.1	Form of Separation and Distribution Agreement by and among Atlas Energy, L.P., Atlas Energy GP, LLC, Atlas Resource Partners GP, LLC and Atlas Resource Partners, L.P.**

3.1	Certificate of Limited Partnership of Atlas Resource Partners, L.P.*

3.2	Form of Amended and Restated Limited Partnership Agreement of Atlas Resource Partners, L.P. (included as Annex A to the Information Statement filed as Exhibit 99.1 to this Registration Statement)

3.3	Certificate of Formation of Atlas Resource Partners GP, LLC.*

3.4	Form of Amended and Restated Limited Liability Company Agreement of Atlas Resource Partners GP, LLC.**

10.1	Pennsylvania Operating Services Agreement dated as of February 17, 2011 between Chevron North America Exploration and Production (f/k/a Atlas Energy, Inc.), Atlas Energy, L.P. (f/k/a Atlas Pipeline Holdings, L.P.) and Atlas Resources, LLC. Specific terms in this exhibit have been redacted, as marked by three asterisks (***), because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission. Exhibit 10.1 is incorporated by reference to Exhibit 10.10 of Atlas Energy, L.P.’s Quarterly Report on Form 10-Q, filed on May 16, 2011.

10.2	Petro-Technical Services Agreement, dated as of February 17, 2011 between Chevron North America Exploration and Production (f/k/a Atlas Energy, Inc.) and Atlas Energy, L.P. (f/k/a Atlas Pipeline Holdings, L.P.). Specific terms in this exhibit have been redacted, as marked by three asterisks (***), because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission. Exhibit 10.2 is incorporated by reference to Exhibit 10.11 of Atlas Energy, L.P.’s Quarterly Report on Form 10-Q, filed on May 16, 2011.

10.3	Base Contract for Sale and Purchase of Natural Gas dated as of November 8, 2010 between Chevron Natural Gas, a division of Chevron U.S.A. Inc. and Atlas Resources, LLC, Viking Resources, LLC, and Resource Energy, LLC. Specific terms in this exhibit have been redacted, as marked by three asterisks (***), because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission. Exhibit 10.3 is incorporated by reference to Exhibit 10.12(a) of Atlas Energy, L.P.’s Quarterly Report on Form 10-Q, filed on May 16, 2011.

10.4	Amendment No. 1 to the Base Contract for Sale and Purchase of Natural Gas dated as of November 8, 2010 between Chevron Natural Gas, a division of Chevron U.S.A. Inc. and Atlas Resources, LLC, Viking Resources, LLC, and Resource Energy, LLC, dated as of January 6, 2011. Exhibit 10.4 is incorporated by reference to Exhibit 10.12(b) of Atlas Energy, L.P.’s Quarterly Report on Form 10-Q, filed on May 16, 2011.

10.5	Amendment No. 2 to the Base Contract for Sale and Purchase of Natural Gas dated as of November 8, 2010 between Chevron Natural Gas, a division of Chevron U.S.A. Inc. and Atlas Resources, LLC, Viking Resources, LLC, and Resource Energy, LLC, dated as of February 2, 2011. Specific terms in this exhibit have been redacted, as marked by three asterisks (***), because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission. Exhibit 10.5 is incorporated by reference to Exhibit 10.12(c) of Atlas Energy, L.P.’s Quarterly Report on Form 10-Q, filed on May 16, 2011.

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Exhibit Number	Exhibit Description
10.6	Transaction Confirmation, Supply Contract No. 0001, under Base Contract for Sale and Purchase of Natural Gas dated as of November 8, 2010 between Chevron Natural Gas, a division of Chevron U.S.A. Inc. and Atlas Resources, LLC, Viking Resources, LLC, and Resource Energy, LLC, dated February 17, 2011. Specific terms in this exhibit have been redacted, as marked by three asterisks (***), because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission. Exhibit 10.6 is incorporated by reference to Exhibit 10.13 of Atlas Energy, L.P.’s Quarterly Report on Form 10-Q, filed on May 16, 2011.

10.7	Gas Gathering Agreement for Natural Gas on the Legacy Appalachian System dated as of June 1, 2009 between Laurel Mountain Midstream, LLC and Atlas America, LLC, Atlas Energy Resources, LLC, Atlas Energy Operating Company, LLC, Atlas Noble, LLC, Resource Energy, LLC, Viking Resources, LLC, Atlas Pipeline Partners, L.P. and Atlas Pipeline Operating Partnership, L.P. Specific terms in this exhibit have been redacted, as marked by three asterisks (***), because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission. Exhibit 10.7 is incorporated by reference to Exhibit 10.14 of Atlas Energy, L.P.’s Quarterly Report on Form 10-Q, filed on May 16, 2011.

10.8	Gas Gathering Agreement for Natural Gas on the Expansion Appalachian System dated as of June 1, 2009 between Laurel Mountain Midstream, LLC and Atlas America, LLC, Atlas Energy Resources, LLC, Atlas Energy Operating Company, LLC, Atlas Noble, LLC, Resource Energy, LLC, Viking Resources, LLC, Atlas Pipeline Partners, L.P. and Atlas Pipeline Operating Partnership, L.P. Specific terms in this exhibit have been redacted, as marked by three asterisks (***), because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission. Exhibit 10.8 is incorporated by reference to Exhibit 10.15 of Atlas Energy, L.P.’s Quarterly Report on Form 10-Q, filed on May 16, 2011.

10.9	Form of 2012 Long-Term Incentive Plan of Atlas Resource Partners, L.P.*

10.10	Non-Competition and Non-Solicitation Agreement, by and between Chevron Corporation and Edward E. Cohen, dated as of November 8, 2010. Exhibit 10.10 is incorporated by reference to Exhibit 99.2 of Atlas Energy, L.P.’s Current Report on Form 8-K, filed on November 12, 2010.

10.11	Non-Competition and Non-Solicitation Agreement, by and between Chevron Corporation and Jonathan Z. Cohen, dated as of November 8, 2010. Exhibit 10.11 is incorporated by reference to Exhibit 99.3 of Atlas Energy, L.P.’s Current Report on Form 8-K, filed on November 12, 2010.

21.1	Subsidiaries of Atlas Resource Partners, L.P.*

99.1	Information Statement of Atlas Resource Partners, L.P., preliminary and subject to completion, dated December 1, 2011**

99.2	Summary Reserve Report of Wright & Company, Inc.*

*	Previously filed
**	Filed herewith

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